United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 7, 2018

FRANKLIN FINANCIAL SERVICES CORPORATION

(Exact name of registrant as specified in its new charter)

Pennsylvania                                  0-12126                        25-1440803

(State or other jurisdiction             (Commission                      (IRS Employer

of incorporation)                     File Number)                      Indent. No.)

20 South Main Street, Chambersburg, PA                                        17201

          (Address of principal executive office)                                       (Zip Code)

Registrant's telephone number, including area code                     (717) 264-6116

N/A

(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a –12 under the Exchange Act (17 CFR 240.14a –12)

☐	Pre-commencement communications pursuant to Rule 14d – 2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e – 4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  

Item 8.01 Other Events

On May 7, 2018, following a hearing on May 4, 2018, the court entered an order preliminarily approving the Class Settlement Agreement in the Kalen, et. al., v. Farmers and Merchants Trust Company of Chambersburg, et. al. (Case No. 2:15-CV-01435 WB) case filed in the United States District Court for the Eastern District of Pennsylvania and described in our current reports on Form 8-K filed July 29, 2016, July 28, 2017, November 3, 2017, January 2, 2018 and April 11, 2018.

The order granting the motion, among other things:

(i) conditionally certifies the settlement class as a mandatory class;

(ii) directs class counsel to provide notice of the settlement to the members of the settlement class no later than May 15, 2018;

(iii) directs F&M Trust (the wholly-owned commercial bank subsidiary of Franklin Financial Services Corporation) to pay the $10 million settlement payment into the class counsel’s IOLTA account within ten (10) business days of the date of the order, to be held by class counsel subject to further court order;

(iv) directs that briefs in support of final approval of the settlement be filed on or before June 12, 2018; and

(v) sets July 31, 2018 at 10:00 am in Courtroom 3-B of the United States Courthouse located at 601 Market Street, Philadelphia, Pennsylvania, as the time and place for a fairness hearing on whether a final order approving the settlement should be entered by the court.  Any member of the settlement class may appear at the fairness hearing to show why the settlement should not be approved.

As reported in our current report on Form 8-K filed January 2, 2018, our annual report on form 10-K filed March 12, 2018 and our quarterly report on form 10-Q filed May 7, 2018, we recognized the settlement payment as an expense in the fourth quarter of 2017.  We expect to fund the settlement payment out of available resources.

The description of the court’s order in this report does not purport to be complete and is qualified in its entirety by reference to the complete text of the order.

Forward Looking Statements

Certain statements in this current report on Form 8-K constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  These statements are not guarantees and involve certain risks, uncertainties and assumptions that are difficult to predict and often beyond the Corporation's control.  You should not place undue reliance on any forward-looking statement and should consider the risks and uncertainties more fully discussed under Part I, Items 1A and 3, “Risk Factors" and "Legal Proceedings," of the Corporation's annual report on Form 10-K for the year ended December 31, 2017 and in any of the Corporation's subsequent filings with the Securities and Exchange Commission.  Forward-looking statements speak as of the date made, and the Corporation undertakes no obligation to update any forward-looking statement to reflect the impact of circumstances or events that arise after the date the forward-looking statement was made.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN FINANCIAL SERVICES CORPORATION

By: /s/ Timothy G. Henry.

Timothy G. Henry, President and Chief Executive Officer

Dated:  May 7, 2018